UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
April 30, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders ("Annual Meeting") of Exelon Corporation ("Exelon" or the "Company") was held on April 30, 2024. Shareholders of record as of March 1, 2024, were entitled to receive notice and vote at the Annual Meeting.

The following tables present the votes cast with respect to each item of business properly presented at the meeting.

1.Each of the nominees for election to the Board of Directors were elected based on the following votes:

DIRECTOR	FOR	%FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Paul Bowers	794,504,143	98.41%	12,817,845	1,330,880	75,846,299
Calvin G. Butler, Jr.	803,622,858	99.57%	3,435,698	1,594,312	75,846,299
Marjorie Rodgers Cheshire	798,911,179	98.97%	8,285,273	1,456,416	75,846,299
Linda Jojo	799,857,583	99.08%	7,420,755	1,374,530	75,846,299
Charisse Lillie	802,554,461	99.41%	4,685,807	1,412,600	75,846,299
Anna Richo	803,445,704	99.55%	3,613,893	1,593,271	75,846,299
Matthew Rogers	804,154,216	99.60%	3,182,169	1,316,483	75,846,299
Bryan Segedi	804,201,563	99.63%	2,967,168	1,484,137	75,846,299
John Young	761,139,046	94.28%	46,119,108	1,394,714	75,846,299

2.The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for 2024 was approved based upon the following votes:

FOR	%FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
828,314,197	93.76%	55,045,868	1,139,102	N/A

3.The proposal to approve, on an advisory basis, the compensation of the Company's named executive officers was approved based upon the following votes:

FOR	%FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
744,873,039	93.68%	50,200,009	13,579,820	75,846,299

4.The proposal to approve an amendment to Exelon's Articles of Incorporation to allow shareholders owning at least 25% of Exelon's stock to call a special meeting was approved based upon the following votes:

FOR	%FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
798,867,295	99.03%	7,818,789	1,966,784	75,846,299

5.The shareholder proposal to adopt a shareholder right to call a special shareholder meeting was not approved based upon the following votes:

FOR	%FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
272,694,031	33.97%	529,901,740	6,057,097	75,846,299

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Gayle Littleton
Gayle Littleton
Executive Vice President, Chief Legal Officer, and Corporate Secretary

May 3, 2024

EXHIBIT INDEX

Exhibit No.	Description
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)